UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 17, 2025
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RYAN SPECIALTY HOLDINGS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40645	86-2526344
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 North Wacker Drive, Suite 4000
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 312 784-6001
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	RYAN	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 8.01 Other Events
On July 16, 2025, Ryan Specialty Holdings, Inc. (the “Company”) issued a press release reporting the passing of D.
Cameron Findlay, which is included as exhibit 99.1 attached hereto. Mr. Findlay served as a director of the Company, including its pre-IPO predecessor, since 2012, and was most recently the Chairperson of the Compensation and
Governance Committee, a member of the Executive Committee, and the Board’s Lead Director.  On July 16, 2025, the
Board appointed John W. Rogers, Jr. as Lead Director and Henry S. Bienen as Chairperson of the Compensation and
Governance Committee.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
99.1	Press Release, Dated July 16, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYAN SPECIALTY HOLDINGS, INC. (Registrant)

Date:	July 17, 2025	By:	/s/ Mark S. Katz
Mark S. Katz Executive Vice President, General Counsel and Corporate Secretary